UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 20, 2012

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4787 Levy Street,

Montreal, Quebec

Canada H4R 2P9

(Address of principal executive offices)(Zip Code)

(514) 744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 20, 2012, Valeant Pharmaceuticals International, Inc. (the “Company”), issued a press release announcing that: (1) VPI Escrow Corp., a newly formed wholly owned Delaware subsidiary of Valeant Pharmaceuticals International (“Valeant”), a wholly owned indirect subsidiary of the Company, has priced its offering of $1,750 million aggregate principal amount of 6.375% senior unsecured notes due 2020; and (2) Valeant has priced its offering of $500 million aggregate principal amount of 6.375% senior unsecured notes due 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release announcing the pricing of the offering, dated September 20, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.,

By: /s/ Howard B. Schiller
Name: Howard B. Schiller
Title: Executive Vice President, Chief Financial Officer

Date: September 20, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release announcing the pricing of the offering, dated September 20, 2012